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                       SECURITIES AND EXCHANCE COMMISSION

                             Washington, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934
                                  ------------

       Date of Report (Date of earliest event reported): November 13, 2000

                                 --------------


                             UNIVERSAL CORPORATION

           Virginia                       1-652                  54-0414210
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

                           1501 North Hamilton Street
                               Richmond, Virginia
                                 (804) 359-9311
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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
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                                EXPLANATORY NOTE

         On September 6, 2000, Universal Corporation commenced a continuous medium term note offering under a prospectus dated August 28, 2000 and a prospectus supplement dated September 6, 2000. This Current Report on Form 8-K is filed for the purpose of filing the Fixed Rate Note that was issued November 13, 2000 pursuant to a Pricing Supplement dated November 9, 2000 previously filed in connection with that medium term note program.

The following exhibits are filed herewith.

      Exhibit Number           Description

            4                  $10,000,000 8.17% Fixed Rate Note due May 2, 2005
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         UNIVERSAL CORPORATION


                                         By: /s/ GEORGE C. FREEMAN, III
                                             --------------------------
                                                George C. Freeman, III
                                                Assistant Secretary



Date:  November 13, 2000